SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  March 9, 1998
--------------------------------------------------------------------------------

                              R.F. Management Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    New York
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

         0-26488                                       22-3318886
-------------------------                   ---------------------------------
 (Commission File Number)                   (IRS Employer Identification No.)

 95 Madison Avenue, Suite 301, Morristown, N.J.    07960
--------------------------------------------------------------------------------
 (Address of principal executive offices)        (Zip Code)

               Registrant's telephone number, including area code
                                 (973) 538-9955
--------------------------------------------------------------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name of former address, if changed since last report)

Item 1.  Changes in Control of Registrant
                    N/A

Item 2.  Acquisition of Disposition
                    N/A

Item 3.  Bankruptcy or Receivership
                    N/A

Item 4.  Changes in Registrant's Certifying Accountant

      (a) The Company has engaged Vincent J. Batyr & Co., located at 27 North Broadway, Tarrytown, New York 10591 as its new certified public accountants. All references to the former accountants were reflected in a prior 8-K.

Item 5.  Other Events
                        N/A

Item 6.  Resignation of Registrant's Directors
                        N/A

Item 7.  Financial Statements and Exhibits

      a.  Financial statements of businesses acquired.
                        N/A
      b.  Pro forma financial information.
                    N/A
      c.  Exhibits.
            N/A

                                          SIGNATURES

                                          R. F. Management Corp.
                                          ------------------------------
                                          (Registrant)


Date: March 9, 1998                 By: /s/ Wayne Miller
                                        --------------------------------
                                        Wayne Miller, President